Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John M. Piecuch, as Chief Executive Officer of MMI Products, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2006	By: /s/John M. Piecuch
John M. Piecuch, President
and Chief Executive Officer of
MMI Products, Inc.

A signed original of this written statement required by Section 906 has been provided to MMI Products, Inc. and will be retained by MMI Products, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.